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           SUPPLEMENT DATED SEPTEMBER 24, 2004 TO BE ATTACHED TO THE
          DIVERSIFIED INVESTORS FUNDS GROUP/THE DIVERSIFIED INVESTORS
                     STRATEGIC ALLOCATION FUNDS PROSPECTUS
                               DATED MAY 1, 2004

    Effective September 24, 2004, Diversified Investment Advisors, Inc. ("Diversified") terminated its Investment Subadvisory Agreement with respect to the Aggressive Equity Portfolio with McKinley Capital Management, Inc. and entered into a new Investment Subadvisory Agreement with respect to the Aggressive Equity Portfolio with Turner Investment Partners, Inc. ("Turner"). In addition, the Aggressive Equity Portfolio entered into an amendment effective September 24, 2004 to the Investment Advisory Agreement between Diversified Investors Portfolios (the "Portfolios"), on behalf of the Aggressive Equity Portfolio, and Diversified under which the annual investment advisory fee payable to Diversified is lowered from 0.97% to 0.77%. As a result of this decrease in investment advisory fees payable by the Aggressive Equity Portfolio, the annual net expenses payable by the Aggressive Equity Fund are expected to be 1.30% and all references in the prospectus inconsistent with this are hereby superseded. In addition, the Example set forth on pages 36-37, setting forth the costs paid by an investor who invests $10,000 in the Aggressive Equity Fund based on the assumptions set forth in the prospectus and the revised overall expense ratio described above, is hereby amended to reflect the following estimated costs:

1 year......................................................  $  132
3 years.....................................................  $  412
5 years.....................................................  $  713
10 years....................................................  $1,568

    The first sentence of the section titled "Aggressive Equity Fund" on page 21 of the Prospectus is hereby amended to read as follows:

     "The Aggressive Equity Fund invests primarily in high growth companies and focuses on large capitalization issuers".

    The first two sentences on page 65 of the Prospectus are hereby amended to read as follows:

     "The AGGRESSIVE EQUITY FUND invests primarily in high growth companies and focuses on large capitalization issuers. The Fund seeks to invest in companies which present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income, to achieve excess market returns relative to its benchmark, the Russell 1000 Growth Index".

    Turner was founded in 1990 and has been a registered investment advisor since 1990. The principal business address of Turner is 1205 Westlake Drive, Berwyn, Pennsylvania 19312. Robert E. Turner, Chairman/Chief Executive Officer of Turner, is the team leader responsible for the day-to-day supervision of the Aggressive Equity Portfolio on behalf of Turner. Mr. Turner has been employed by Turner since 1990.
            -------------------------------------------------------

    Effective September 24, 2004, Diversified terminated its Investment Subadvisory Agreement with respect to the Mid-Cap Growth Portfolio with RCM Capital Management, LLC and entered into a new Investment Subadvisory Agreement with respect to the Mid-Cap Growth Portfolio with Columbus Circle Investors ("CCI"). CCI was established in 1975 as in-house managers for Gulf & Western Industries (now part of Viacom, Inc.) and has been a registered investment adviser since 1994. CCI is wholly-owned by the management of CCI. The principal business address of CCI is One Station Place, Stamford, Connecticut 06902. Clifford G. Fox, Senior Managing Director of CCI, is responsible for the day-to-day supervision of the Mid-Cap Growth Portfolio on behalf of CCI. Mr. Fox has been employed by CCI since 1992.
            -------------------------------------------------------

    Effective September 24, 2004, Diversified terminated its Investment Subadvisory Agreement with respect to the Equity Growth Portfolio with RCM Capital Management, LLC. The two remaining subadvisers to the Equity Growth Portfolio, Ark Asset Management Co., Inc. ("Ark") and Marsico Capital Management, LLC ("Marsico") will manage 100% of the assets of the Portfolio. The target allocation to Ark is 65% of the Portfolio's assets and the target allocation to Marsico is 35% of the Portfolio's assets.

Form No. 2891 (Rev. 9/04)                                               33-61810
                                                                       333-00295